Supplemental Financial Report

Third Quarter 2016

ColonyCapital
A Global Real Estate & Investment Management Company

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this presentation reflect Colony Capital, Inc.’s (or “the Company”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the Company’s control, that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: the market, economic and environmental conditions in the industrial real estate, single-family rental, and lodging sectors; any decrease in the Company’s net income and funds from operations as a result of the combination transaction with Colony Capital, LLC; the Company’s ability to manage the combination with Colony Capital, LLC effectively; the Company’s exposure to risks to which it has not historically been exposed, including liabilities with respect to the assets acquired from Colony Capital, LLC and ongoing liabilities and business risks inherent to Colony Capital LLC’s business; the Company’s business and investment strategy, including the Company’s investment in and ability to generate revenue from the single-family homes in which the Company indirectly owns an interest; the Company’s ability to dispose of its real estate investments quickly; the performance of the hotels in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy or the demand for commercial real estate loans; the Company’s projected operating results; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the availability and cost of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; the Company’s expected leverage; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; changes in prepayment rates on the Company’s target assets; effects of hedging instruments on the Company’s target assets; rates of default or decreased recovery rates on the Company’s target assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); the availability of opportunities to acquire commercial mortgage-related, real estate-related and other securities; the availability of qualified personnel; estimates relating to the Company’s ability to make distributions to the Company’s stockholders in the future; and the Company’s understanding of its competition.
While forward-looking statements reflect Colony Capital, Inc.’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings with the SEC.
This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. Colony Capital, Inc. has not independently verified such statistics or data.
This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of Colony Capital, Inc. may vary materially.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 1 |

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, and core funds from operations, or Core FFO and pro rata financial information.

The Company calculates funds from operations ("FFO") in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization, and after similar adjustments for unconsolidated partnerships and joint ventures. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, investments in unconsolidated joint ventures as well as investments in debt and other equity securities, as applicable.

The Company computes core funds from operations ("Core FFO") by adjusting FFO for the following items, including the Company's share of these items recognized by unconsolidated partnerships and joint ventures: (i) gains and losses from sales of depreciable real estate, net of depreciation, amortization and impairment previously adjusted for FFO; (ii) stock compensation expense; (iii) effects of straight-line rent revenue and straight-line rent expense on ground leases; (iv) amortization of acquired above- and below-market lease values; (v) amortization of deferred financing costs and debt premiums and discounts; (vi) unrealized fair value gains or losses on derivative instruments and on foreign currency remeasurements; (vii) acquisition-related expenses, merger and integration costs; (viii) amortization and impairment of finite-lived intangibles related to investment management contracts and customer relationships; (ix) gain on remeasurement of consolidated investment entities and the effect of amortization thereof; (x) non-real estate depreciation and amortization; (xi) change in fair value of contingent consideration; and (xii) deferred tax effect on the foregoing adjustments. Also, beginning with the first quarter of 2016, the Company's share of Core FFO from its interest in Colony Starwood Homes (NYSE:SFR) will represent its percentage interest multiplied by SFR's reported Core FFO, which may differ from the Company's calculation of Core FFO. Refer to SFR's filings for its definition and calculation of Core FFO.

FFO and Core FFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for the Company's cash needs, including funds available to make distributions. FFO and Core FFO should not be used as supplements to or substitutes for cash flow from operating activities computed in accordance with GAAP. The Company's calculations of FFO and Core FFO may differ from methodologies utilized by other REITs for similar performance measurements, and, accordingly, may not be comparable to those of other REITs.

The Company uses FFO and Core FFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates, and operating costs. The Company also believes that, as widely recognized measures of the performance of REITs, FFO and Core FFO will be used by investors as a basis to compare its operating performance with that of other REITs. However, because FFO and Core FFO excludes depreciation and amortization and captures neither the changes in the value of the Company’s properties that results from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO and Core FFO as measures of the Company’s performance is limited. Our calculation of FFO and Core FFO may differ from methodologies utilized by other REITs for similar performance measurements, and, accordingly, may not be comparable to those of other REITs. Accordingly, FFO and Core FFO should be considered only as supplements to net income as a measure of the Company’s performance.

The Company presents pro rata financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis.  Similarly, noncontrolling interests’ share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item.  The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments.  However, pro rata financial information as an analytical tool has limitations.  Other equity REITs may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to such other REITs' pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 2 |

Table of Contents

			Page				Page
I.	Overview			V.	Single Family Residential Rentals
	a.	Summary Metrics	4		a.	Summary Metrics	20
	b.	Summary of Segments	5	VI.	Other Real Estate Equity
II.	Financial Results				a.	Summary Metrics	21
	a.	Consolidated Income Statement	6		b.	Portfolio Overview	22
	b.	Consolidated Segment Balance Sheet	7
	c.	Noncontrolling Interests' Share Segment Balance Sheet	8	VII.	Real Estate Debt
	d.	Consolidated Segment Operating Results	9		a.	Summary Metrics	23
	e.	Noncontrolling Interests' Share Segment Operating Results	10		b.	Portfolio Overview by Loan Type	24
	f.	Segment Reconciliation of Net Income to FFO & Core FFO	11		c.	Portfolio Overview by Collateral Type	25
III.	Capitalization			VIII.	Investment Management
	a.	Overview	12		a.	Summary Metrics	26
	b.	Debt Overview	13	IX.	Definitions		27
	c.	Debt Maturity and Amortization Schedules	14
	d.	Investment-Level Debt Overview	15
	e.	Credit Facility, Convertible Debt & Preferred Equity Overview	17
IV.	Colony Light Industrial Platform
	a.	Summary Metrics	18
	b.	Portfolio & Lease Overview	19

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 3 |

Ia. Overview—Summary Metrics

($ and shares in thousands, except per share data)	Three months ended September 30, 2016	Nine months ended September 30, 2016
Financial data
Net income attributable to common stockholders	$22,878	$83,969
Net income attributable to common stockholders per basic share	0.20	0.73
Core FFO	69,994	225,704
Core FFO per basic share	0.52	1.67
FFO	46,992	162,301
FFO per basic share	0.35	1.20
Q4 2016 dividend per share	0.40
Annualized dividend per share	1.60

Balance sheet, capitalization and trading statistics
Total consolidated assets	$10,146,641
CLNY OP share of consolidated assets	6,602,384
Total consolidated debt (1)	4,111,772
CLNY OP share of consolidated debt (1)	3,033,381
Shares and OP units outstanding as of 11/4/2016	134,699
Share price as of 11/4/2016	19.32
Market value of common equity & OP units	2,602,366
Liquidation preference of preferred equity	625,750
Insider ownership of shares and OP units	18.1%
AUM	18.1 billion
FEEUM	7.8 billion
________
Note: See appendix for definitions and acronyms.
(1) Represents principal balance and excludes debt issuance costs, discounts and premiums.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 4 |

Ib. Overview—Summary of Segments

($ in thousands, unless otherwise noted; as of or for the three months ended September 30, 2016)	Consolidated amount	CLNY OP share of consolidated amount
Light Industrial
1) Undepreciated cost basis of real estate assets (1)(2)	$2,126,176	$1,114,886
Investment-level non-recourse financing (3)	1,227,740	643,780
2) Carrying value of CLIP operating platform	20,000	20,000
Net income attributable to common stockholders		1,169
Core FFO		15,553
Single Family Residential Rentals
1) Equity method investments - Colony Starwood Homes (Represents 14.0% interest in SFR)	$320,963	$320,963
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million	15.1 million
2) Equity method investments - Colony American Finance (Represents 17.4% interest in CAF)	57,883	57,883
Net loss attributable to common stockholders		(385)
Core FFO		7,758
Other Real Estate Equity
1) Undepreciated cost basis of real estate assets, held for investment (1)(2)	$1,570,948	$943,101
2) Undepreciated cost basis of real estate assets, held for sale (1)	129,516	63,866
Investment-level non-recourse financing (3)	966,837	602,714
3) Equity method investments	224,347	173,108
4) Other investments - Albertsons investment	99,736	49,862
Net income attributable to common stockholders		11,229
Core FFO		21,326
Real Estate Debt
1) Loans receivable held for investment, net	$3,685,654	$2,417,557
2) Loans receivable held for sale, net	56,357	54,187
Investment-level financing (3)	912,976	782,668
3) Carrying value of real estate assets (REO within debt portfolio) (1)	83,669	28,883
4) Equity method investments	270,599	127,544
5) Other investments	23,882	4,393
Net income attributable to common stockholders		44,436
Core FFO		57,394
Investment Management
AUM		$18.1 billion
FEEUM		7.8 billion
Credit Funds		3.8 billion
Core Plus / Value-Add Funds		1.7 billion
Opportunity Funds		2.3 billion
Net income attributable to common common stockholders		7,128
Core FFO		11,789
________
(1) Includes all components related to real estate assets, including tangible real estate and lease-related intangibles.
(2) Excludes accumulated depreciation.
(3) Represents unpaid principal balance.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 5 |

IIa. Financial Results—Consolidated Income Statements

	2015							2016
($ in thousands, except per share data)	Q1 (1)	Q2		Q3		Q4		Q1		Q2	Q3
Income
Interest income	$46,137	$101,270		$142,269		$127,629		$89,361		$103,860	$98,275
Property operating income	43,793	83,230		86,435		86,413		91,617		95,348	92,505
Income from equity method investments	26,349	10,956		6,879		3,421		2,429		53,113	16,684
Fee income	—	21,928		23,070		20,745		16,609		15,505	17,233
Other income	333	3,520		4,325		3,274		3,202		2,815	4,054
Total income	116,612	220,904		262,978		241,482		203,218		270,641	228,751
Expenses
Management fees	14,961	101		—		—		—		—	—
Transaction, investment and servicing expenses	16,807	10,034		7,058		28,722		11,421		13,360	11,305
Interest expense	26,593	30,924		38,027		37,550		41,871		42,568	42,196
Property operating expenses	14,011	35,905		35,615		32,182		30,786		29,780	28,903
Depreciation and amortization	22,308	36,645		42,656		39,368		46,142		39,541	43,593
Provision for loan losses	—	4,078		26,495		6,538		4,630		6,213	6,569
Impairment loss	—	—		317		10,425		2,079		2,441	941
Compensation expense	—	28,644		25,734		29,513		26,867		24,240	29,582
Administrative expenses	4,781	11,411		11,154		11,507		12,771		13,098	12,891
Total expenses	99,461	157,742		187,056		195,805		176,567		171,241	175,980
Gain on sale of real estate assets, net	—	—		—		—		51,119		5,844	11,151
Gain on remeasurement of consolidated investment entities, net	—	41,486		—		—		—		—	—
Other (loss) gain, net	(286)	(1,215)		(759)		5,602		14,045		(348)	4,573
Income before income taxes	16,865	103,433		75,163		51,279		91,815		104,896	68,495
Income tax (provision) benefit	(650)	(349)		3,598		6,697		(784)		(1,760)	3,409
Net income	16,215	103,084		78,761		57,976		91,031		103,136	71,904
Net income attributable to noncontrolling interests—Investment entities	5,686	34,630		22,264		23,543		57,595		40,169	32,744
Net income attributable to noncontrolling interests—Operating Company	—	9,138		7,200		3,595		3,421		7,918	4,189
Net income attributable to Colony Capital, Inc.	10,529	59,316		49,297		30,838		30,015		55,049	34,971
Preferred dividends	6,972	11,410		12,094		12,093		11,880		12,093	12,093
Net income attributable to common stockholders	$3,557	$47,906		$37,203		$18,745		$18,135		$42,956	$22,878
Net income per common share—Basic	$0.03	$0.43		$0.33		$0.17		$0.16		$0.38	$0.20
Net income per common share—Diluted	$0.03	$0.40		$0.32		$0.17		$0.16		$0.36	$0.20
Weighted average number of common shares outstanding—Basic	109,415	111,394		111,443		111,444		111,660		112,306	112,423
Weighted average number of common shares outstanding—Diluted	109,415	136,434		136,138		111,444		111,660		137,255	112,423
FFO	$29,663	$83,159		$72,162		$54,272		$36,729		$78,580	$46,992
FFO per basic share	$0.27	$0.62		$0.54		$0.41		$0.27		$0.58	$0.35
Core FFO	$53,561	$58,692	(2)	$70,064	(2)	$75,562	(2)	$55,316	(2)	$100,394	$69,994
Core FFO per basic share	$0.49	$0.44	(2)	$0.52	(2)	$0.56	(2)	$0.41	(2)	$0.75	$0.52

__________

(1)
Prior to the Combination transaction on April 2, 2015, the Company was externally managed and many of the Company's investments were held through unconsolidated joint ventures. Therefore, results of operations for Q1 2015 are not directly comparable to subsequent quarters.

(2)
In Q2 2016, the Company added the deferred tax effect related to Core FFO adjustments to the definition of Core FFO. As such, the Company has presented revised Core FFO and Core FFO per basic common share / common OP Unit for prior periods to exclude such deferred tax effects to conform to the current quarter calculation of Core FFO.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 6 |

IIb. Financial Results—Consolidated Segment Balance Sheet

							Total
($ in thousands; as of September 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments
ASSETS
Cash	$233,003	$—	$91,479	$60,387	$10,416	$44,888	$440,173
Loans receivable, net
Held for investment	—	—	—	3,685,654	—	—	3,685,654
Held for sale	—	—	—	56,357	—	—	56,357
Real estate assets, net
Held for investment	1,896,537	—	1,383,973	13,612	—	—	3,294,122
Held for sale	4,518	—	120,970	69,903	—	—	195,391
Equity method investments	—	378,846	224,347	270,599	14,676	17,691	906,159
Other investments	—	—	99,736	23,882	—	—	123,618
Goodwill	20,000	—	—	—	660,127	—	680,127
Deferred leasing costs and intangible assets, net	82,821	—	156,090	154	74,380	—	313,445
Due from affiliates and other assets	120,606	—	47,832	180,539	25,445	77,173	451,595
Total assets	$2,357,485	$378,846	$2,124,427	$4,361,087	$785,044	$139,752	$10,146,641
LIABILITIES & EQUITY
Liabilities:
Accrued and other liabilities	$49,160	$—	$80,685	$101,965	$61,537	$17,616	$310,963
Intangible liabilities, net	12,519	—	10,272	—	—	—	22,791
Due to affiliates—contingent consideration	—	—	—	—	—	39,350	39,350
Dividends and distributions payable	—	—	—	—	—	65,924	65,924
Debt, net	1,214,081	—	948,549	908,013	—	401,719	3,472,362
Convertible senior notes, net	—	—	—	—	—	592,382	592,382
Total liabilities	1,275,760	—	1,039,506	1,009,978	61,537	1,116,991	4,503,772
Equity:
Stockholders' equity	504,943	331,692	549,671	1,669,166	633,454	(855,603)	2,833,323
Noncontrolling interests in investment entities	504,997	—	457,107	1,444,649	—	—	2,406,753
Noncontrolling interests in Operating Company	71,785	47,154	78,143	237,294	90,053	(121,636)	402,793
Total equity	1,081,725	378,846	1,084,921	3,351,109	723,507	(977,239)	5,642,869
Total liabilities and equity	$2,357,485	$378,846	$2,124,427	$4,361,087	$785,044	$139,752	$10,146,641

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 7 |

IIc. Financial Results—Noncontrolling Interests' Share Segment Balance Sheet

							Total noncontrolling interest share
($ in thousands; as of September 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments
ASSETS
Cash	$110,825	$—	$46,158	$31,480	$—	$—	$188,463
Loans receivable held for investment, net
Held for investment	—	—	—	1,268,097	—	—	1,268,097
Held for sale	—	—	—	2,170	—	—	2,170
Real estate assets, net
Held for investment	902,065	—	541,022	4,344	—	—	1,447,431
Held for sale	2,149	—	64,791	50,359	—	—	117,299
Equity method investments	—	—	51,239	143,055	—	—	194,294
Other investments	—	—	49,874	19,489	—	—	69,363
Goodwill	—	—	—	—	—	—	—
Deferred leasing costs and intangible assets, net	39,393	—	67,352	83	—	—	106,828
Due from affiliates and other assets	57,365	—	22,946	70,001	—	—	150,312
Total assets	$1,111,797	$—	$843,382	$1,589,078	$—	$—	$3,544,257
LIABILITIES & EQUITY
Liabilities:
Accrued and other liabilities	$23,382	$—	$25,368	$14,199	$—	$—	$62,949
Intangible liabilities, net	5,955	—	6,184	—	—	—	12,139
Due to affiliates—contingent consideration	—	—	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—	—	—
Debt, net	577,463	—	354,723	130,230	—	—	1,062,416
Convertible senior notes, net	—	—	—	—	—	—	—
Total liabilities	606,800	—	386,275	144,429	—	—	1,137,504
Equity:
Stockholders' equity	—	—	—	—	—	—	—
Noncontrolling interests in investment entities	504,997	—	457,107	1,444,649	—	—	2,406,753
Noncontrolling interests in Operating Company	—	—	—	—	—	—	—
Total equity	504,997	—	457,107	1,444,649	—	—	2,406,753
Total liabilities and equity	$1,111,797	$—	$843,382	$1,589,078	$—	$—	$3,544,257

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 8 |

IId. Financial Results—Consolidated Segment Operating Results

($ in thousands; for the three months ended September 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total
Income
Interest income	$—	$—	$—	$98,249	$—	$26	$98,275
Property operating income	49,256	—	41,850	1,399	—	—	92,505
(Loss) income from equity method investments	—	(455)	5,644	6,385	3,879	1,231	16,684
Fee income	—	—	—	—	17,233	—	17,233
Other income	238	—	295	2,081	—	1,440	4,054
Total income	49,494	(455)	47,789	108,114	21,112	2,697	228,751
Expenses
Transaction, investment and servicing expenses	612	—	9	2,843	1,511	6,330	11,305
Interest expense	11,532	—	10,651	8,824	—	11,189	42,196
Property operating expenses	13,921	—	13,495	1,487	—	—	28,903
Depreciation and amortization	22,295	—	16,238	94	3,779	1,187	43,593
Provision for loan losses	—	—	—	6,569	—	—	6,569
Impairment loss	—	—	334	607	—	—	941
Compensation expense	1,507	—	819	2,435	8,111	16,710	29,582
Administrative expenses	1,220	—	1,320	1,235	1,005	8,111	12,891
Total expenses	51,087	—	42,866	24,094	14,406	43,527	175,980
Gain on sale of real estate assets, net	1,949	—	8,216	986	—	—	11,151
Other gain (loss), net	114	—	(168)	61	16	4,550	4,573
Income before income taxes	470	(455)	12,971	85,067	6,722	(36,280)	68,495
Income tax (expense) benefit	(31)	—	1,516	(9)	1,711	222	3,409
Net income (loss)	439	(455)	14,487	85,058	8,433	(36,058)	71,904
Net income attributable to noncontrolling interests:
Investment entities	(944)	—	1,202	32,486	—	—	32,744
Operating Company	214	(70)	2,056	8,136	1,305	(7,452)	4,189
Net income (loss) attributable to Colony Capital, Inc.	1,169	(385)	11,229	44,436	7,128	(28,606)	34,971
Preferred dividends	—	—	—	—	—	12,093	12,093
Net income (loss) attributable to common stockholders	$1,169	$(385)	$11,229	$44,436	$7,128	$(40,699)	$22,878

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 9 |

IIe. Financial Results—Noncontrolling Interests' Share Segment Operating Results

($ in thousands; for the three months ended September 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total noncontrolling interest share
Income
Interest income	$—	$—	$—	$37,210	$—	$—	$37,210
Property operating income	18,536	—	18,466	676	—	—	37,678
Income from equity method investments	—	—	753	3,167	—	—	3,920
Fee income	—	—	—	—	—	—	—
Other income	(1,160)	—	207	1,220	—	—	267
Total income	17,376	—	19,426	42,273	—	—	79,075
Expenses
Transaction, investment and servicing expenses	230	—	6	1,829	—	—	2,065
Interest expense	4,340	—	5,014	638	—	—	9,992
Property operating expenses	5,239	—	8,027	904	—	—	14,170
Depreciation and amortization	8,377	—	7,215	37	—	—	15,629
Provision for loan losses	—	—	—	5,401	—	—	5,401
Impairment loss	—	—	240	527	—	—	767
Compensation expense	439	—	137	457	—	—	1,033
Administrative expenses	459	—	737	712	—	—	1,908
Total expenses	19,084	—	21,376	10,505	—	—	50,965
Gain on sale of real estate assets, net	733	—	2,970	717	—	—	4,420
Other gain, net	43	—	32	12	—	—	87
Income before income taxes	(932)	—	1,052	32,497	—	—	32,617
Income tax (expense) benefit	(12)	—	150	(11)	—	—	127
Net income (loss) attributable to noncontrolling interests in investment entities	$(944)	$—	$1,202	$32,486	$—	$—	$32,744

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 10 |

IIf. Financial Results—Segment Reconciliation of Net Income to FFO & Core FFO

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; for the three months ended September 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
Net income (loss) attributable to common stockholders	$1,169	$(385)	$11,229	$44,436	$7,128	$(40,699)	$22,878	$—	$22,878
Net income (loss) attributable to noncontrolling common interests in Operating Company	214	(70)	2,056	8,136	1,305	(7,452)	4,189	—	4,189
Net income (loss) attributable to common interests in Operating Company and common stockholders	1,383	(455)	13,285	52,572	8,433	(48,151)	27,067	—	27,067
Adjustments for FFO:
Real estate depreciation and amortization	13,884	6,564	9,744	57	—	—	30,249	15,990	46,239
Impairment of real estate	—	50	93	80	—	—	223	768	991
Gain on sales of real estate	(1,216)	(204)	(5,244)	(299)	(3,584)	—	(10,547)	(4,423)	(14,970)
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	(12,335)	(12,335)
FFO	$14,051	$5,955	$17,878	$52,410	$4,849	$(48,151)	$46,992	$—	$46,992

Additional adjustments for Core FFO:
Gain on sale of real estate, net of depreciation, amortization and impairment previously adjusted for FFO	829	—	4,168	299	3,584	—	8,880	2,551	11,431
Noncash equity compensation expense	104	115	85	216	1,013	2,065	3,598	—	3,598
Straight-line rent revenue	(699)	—	(1,088)	—	—	—	(1,787)	(778)	(2,565)
Gain on change in fair value of contingent consideration	—	—	—	—	—	(4,550)	(4,550)	—	(4,550)
Amortization of acquired above- and below-market lease intangibles, net	305	—	(389)	—	—	—	(84)	167	83
Amortization of deferred financing costs and debt premium and discounts	674	1,648	797	1,646	—	927	5,692	1,607	7,299
Unrealized (gain) loss on derivatives	(71)	(149)	69	26	—	—	(125)	(47)	(172)
Acquisition-related expenses, merger and integration costs	347	252	127	144	—	4,908	5,778	1,305	7,083
Amortization and impairment of investment management intangibles	—	—	—	—	3,779	—	3,779	—	3,779
Non-real estate depreciation and amortization	13	—	—	—	—	1,187	1,200	—	1,200
Amortization of gain on remeasurement of consolidated investment entities, net	—	—	(296)	2,939	—	—	2,643	10,066	12,709
Deferred tax benefit, net	—	—	(25)	(286)	(1,436)	(212)	(1,959)	—	(1,959)
Net gain on SFR's non-performing loans business	—	(63)	—	—	—	—	(63)	—	(63)
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	(14,871)	(14,871)
Core FFO	$15,553	$7,758	$21,326	$57,394	$11,789	$(43,826)	$69,994	$—	$69,994

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 11 |

IIIa. Capitalization—Overview

($ in thousands, except share and per share data; as of September 30, 2016, unless otherwise noted)
Debt (UPB)			Consolidated amount	CLNY OP share of consolidated amount
$850,000 Revolving credit facility			$360,100	$360,100
5.0% Convertible senior notes due 2023			200,000	200,000
3.875% Convertible senior notes due 2021			402,500	402,500
Corporate aircraft promissory note			41,619	41,619
Investment-level debt			3,107,553	2,029,162
Total CLNY OP share of debt			4,111,772	3,033,381
Preferred equity
Series A 8.5% cumulative redeemable perpetual preferred stock, redemption value			252,000	252,000
Series B 7.5% cumulative redeemable perpetual preferred stock, redemption value			86,250	86,250
Series C 7.125% cumulative redeemable perpetual preferred stock, redemption value			287,500	287,500
Total redemption value of preferred equity			625,750	625,750
Common equity (as of November 4, 2016)	Price per share	Shares / Units
Class A common stock	$19.32	113,384	2,190,579	2,190,579
Class B common stock	19.32	527	10,182	10,182
OP units	19.32	20,787	401,605	401,605
Total market value of common equity			2,602,366	2,602,366

Total capitalization			$7,339,888	$6,261,497

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 12 |

IIIb. Capitalization—Debt Overview

($ in thousands; as of or for the three months ended September 30, 2016)
Debt overview
		Consolidated			CLNY OP share of consolidated amount
	Type	Unpaid principal balance	Deferred financing costs and discount / premium	Carrying value	Unpaid Principal balance	Deferred financing costs and discount / premium	Carrying value	Weighted-average years remaining to maturity	Weighted-average interest rate
Investment-level debt by segment
Light Industrial Platform	Non-recourse	$1,227,740	$(13,659)	$1,214,081	$643,780	$(7,162)	$636,618	5.7	3.17%
Other Real Estate Equity	Non-recourse	966,837	(18,288)	948,549	602,714	(8,888)	593,826	7.6	3.57%
Real Estate Debt	Partial recourse (1)	912,976	(4,963)	908,013	782,668	(4,885)	777,783	15.1	2.77%
Total investment-level debt		3,107,553	(36,910)	3,070,643	2,029,162	(20,935)	2,008,227	9.9	3.14%

Corporate debt
Line of credit	Recourse	360,100	—	360,100	360,100	—	360,100	4.5	2.78%
5.0% Convertible senior notes	Recourse	200,000	(4,508)	195,492	200,000	(4,508)	195,492	6.5	5.00%
3.875% Convertible senior notes	Recourse	402,500	(5,610)	396,890	402,500	(5,610)	396,890	4.3	3.88%
Corporate aircraft promissory note	Recourse	41,619	—	41,619	41,619	—	41,619	9.2	5.02%
Total corporate debt		1,004,219	(10,118)	994,101	1,004,219	(10,118)	994,101	5.0	3.75%

Total debt outstanding		$4,111,772	$(47,028)	$4,064,744	$3,033,381	$(31,053)	$3,002,328	8.3	3.34%

__________
(1) $31 million is recourse debt.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 13 |

IIIc. Capitalization—Debt Maturity and Amortization Schedules

($ in thousands; as of or for the three months ended September 30, 2016)
Consolidated debt maturity and amortization schedule

	Payments due by period(1)
	2016	2017	2018	2019	2020	2021 and after	Total
Line of credit	$—	$—	$—	$—	$—	$360,100	$360,100
Convertible senior notes	—	—	—	—	—	602,500	602,500
Warehouse facilities	—	17,598	58,760	—	—	—	76,358
Corporate aircraft promissory note	470	1,930	2,029	2,134	2,244	32,812	41,619
CMBS securitization debt	—	—	—	—	—	637,641	637,641
Scheduled amortization payments on investment-level debt	1,720	8,301	8,526	7,133	7,230	85,455	118,365
Balloon payments on investment-level debt	126,153	123,965	1,109,967	34,440	38,712	841,952	2,275,189
Total	$128,343	$151,794	$1,179,282	$43,707	$48,186	$2,560,460	$4,111,772

Pro rata debt maturity and amortization schedule

	Payments due by period(1)
	2016	2017	2018	2019	2020	2021 and after	Total
Line of credit	$—	$—	$—	$—	$—	$360,100	$360,100
Convertible senior notes	—	—	—	—	—	602,500	602,500
Warehouse facilities	—	16,894	58,760	—	—	—	75,654
Corporate aircraft promissory note	470	1,930	2,029	2,134	2,244	32,812	41,619
CMBS securitization debt	—	—	—	—	—	628,225	628,225
Scheduled amortization payments on investment-level debt	1,485	6,411	6,534	6,150	6,230	63,335	90,145
Balloon payments on investment-level debt	26,482	65,240	504,121	10,849	19,356	609,090	1,235,138
Total	$28,437	$90,475	$571,444	$19,133	$27,830	$2,296,062	$3,033,381

__________
(1) Based on initial maturity dates or extended maturity dates to the extent criteria are met and the extension option is at the borrower's discretion.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 14 |

IIId. Capitalization—Investment Level Debt Overview

($ and € in thousands; as of September 30, 2016)
Light Industrial Platform
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	Consolidated amount		CLNY OP share of consolidated amount
CLIP acquisition financing	Dec-2016	Dec-2019	L + 2.25%	(1)	N/A	$772,665		$405,156
CLIP fixed rate mortgage	Aug-2025	Aug-2025	3.80%		N/A	165,750		86,913
CLIP credit facility	Jan-2017	Jan-2017	L + 2.25%		100,000	—		—
CLIP fixed rate mortgage	Apr-2028	Apr-2028	4.04%		N/A	93,450		49,002
CLIP fixed rate mortgage	Aug-2029	Aug-2029	4.11%		N/A	43,875		23,007
CLIP fixed rate mortgage	Oct-2031	Oct-2031	3.65%		N/A	59,000		30,937
CLIP fixed rate mortgage	Oct-2031	Oct-2031	3.60%		N/A	93,000		48,765
Total UPB of debt related to Light Industrial Platform						1,227,740		643,780
Debt issuance costs						(13,659)		(7,162)
Total carrying value of debt related to Light Industrial Platform segment						$1,214,081		$636,618

Other Real Estate Equity
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	Consolidated amount		CLNY OP share of consolidated amount
NNN investments
Office - Minnesota	Jan-2024	Jan-2024	4.84%		N/A	$87,163		$86,509
Office - France	Nov-2022	Nov-2022	1.89%		N/A	17,619		17,619
Office - Norway	Jun-2025	Jun-2025	3.91%		N/A	199,009		199,009
Education - Switzerland	Dec-2029	Dec-2029	2.72%		N/A	122,199		122,199
Total UPB of debt related to NNN investments, held for investment						425,990		425,336

Other real estate assets
Office - Arizona	Jul-2018	Jul-2020	L + 2.65%		N/A	14,061		7,032
Mixed use - Italy	Nov-2018	Nov-2018	4.02%		N/A	88,376	(2)	24,745
Industrial - Spain	Jan-2021	Jan-2021	3M EUR + 3.00%		N/A	50,395		22,678
Industrial - Spain	Jun-2022	Jun-2022	3M EUR + 2.80%		N/A	25,987		11,694
Office portfolio - UK	Aug-2018	Aug-2020	3M GBP L + 2.50%		N/A	71,682		35,841
Office - UK	Feb-2020	Feb-2020	3M GBP L + 2.35%		N/A	12,357		6,178
Office, Industrial and Retail Portfolio - UK	Jul-2020	Jul-2020	3M GBP L + 2.50%		N/A	26,356		13,178
Office, Industrial and Retail Portfolio - UK	Nov-2018	Nov-2020	3M GBP L + 3.28%		N/A	208,592		41,415
Total UPB of debt related to other real estate assets, held for investment						497,806		162,761

Total UPB of debt related to other real estate assets, held for sale						43,041		14,617
Total UPB of debt related to Other Real Estate Equity segment						966,837		602,714
Total debt issuance costs and discount						(18,288)		(8,888)
Total carrying value of debt related to Other Real Estate Equity segment						$948,549		$593,826
__________
(1)     Interest rate increases to 1-month LIBOR plus 2.5% after December 2018.

(2)
Seller provided zero-interest financing on acquired portfolio of properties, requiring principal payments of €15,750, €35,438 and €27,562 in Nov 2016, Nov 2017 and Nov 2018, respectively, of which CLNY and OP share is 28%. A discount was established at inception and is being accreted to debt principal as interest expense.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 15 |

IIId. Capitalization—Investment Level Debt Overview (cont'd)

($ in thousands; as of September 30, 2016)
Real Estate Debt
	Initial / current maturity date	Fully-extended maturity date	Interest rate	Maximum principal amount	Consolidated amount	CLNY OP share of consolidated amount
Non-PCI
CMBS 2015-FL3	Sept-2032	Sept-2032	L + 2.36%	N/A	$284,150	$284,150
CMBS 2014-FL2	Nov-2031	Nov-2031	L + 2.01%	N/A	156,921	150,880
CMBS MF2014-1	Apr-2050	Apr-2050	2.54%	N/A	108,894	108,894
CMBS 2014-FL1	Apr-2031	Apr-2031	L + 1.78%	N/A	87,676	84,301
April 2015 warehouse facility	Apr-2018	Apr-2019	L + 2.50% - L+2.75%	$250,000	58,760	58,760
Freddie Mac portfolio	Dec-2017	Dec-2019	L + 2.85%	N/A	52,043	38,028
February 2014 warehouse facility	Feb-2017	Feb-2017	L + 2.50%	150,000	17,598	16,894
Total UPB of debt related to Non-PCI loans					$766,042	$741,907

PCI
Project London loan portfolio	Apr-2017	Apr-2019	L + 3.75%	N/A	$21,552	$10,776
Metro loan portfolio	Apr-2017	Apr-2018	L + 3.75%	N/A	7,334	3,667
California first mortgage portfolio I	Aug-2017	Aug-2018	L + 3.75%	N/A	3,314	1,657
Midwest loan portfolio	Jun-2017	Jun-2017	L + 4.00%	N/A	3,268	1,634
California first mortgage portfolio II	Sept-2017	Sept-2018	L + 3.25%	N/A	2,988	1,494
Total UPB of debt related to PCI loans					$38,456	$19,228

Subscription line	Dec-2016	Dec-2016	L + 1.60%	N/A	108,478	21,533
Total UPB of debt related to Real Estate Debt segment					$912,976	$782,668
Total debt issuance costs					(4,963)	(4,885)
Total carrying value of debt related to Real Estate Debt segment					$908,013	$777,783

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 16 |

IIIe. Capitalization—Credit Facility, Convertible Debt & Preferred Stock Overview

($ and shares in thousands; as of or for the three months ended September 30, 2016)
Credit facility
Revolving credit facility
Maximum principal amount								$850,000
Amount outstanding								360,100
Initial maturity							March 31, 2020
Fully-extended maturity							March 31, 2021
Interest rate							LIBOR + 2.25%

						Covenant level		Actual level at September 30, 2016
Financial covenants as defined in the Credit Agreement:
Consolidated Tangible Net Worth						Minimum $1,915 million		$2,574 million
Consolidated Fixed Charge Coverage Ratio						Minimum 1.50 to 1.00		2.45 to 1.00
Consolidated Interest Coverage Ratio						Minimum 3.00 to 1.00		15.03 to 1.00
Consolidated Leverage Ratio						Maximum 0.65 to 1.00		0.40 to 1.00

Convertible debt
Description	Outstanding principal	Issuance date	Due date	Interest rate	Conversion price (per share of common stock)	Conversion ratio	Conversion shares	Redemption date
5.0% Convertible senior notes	$200,000	April 2013	April 15, 2023	5.00% fixed	$23.35	42.8183	8,564	On or after April 22, 2020
3.875% Convertible senior notes	402,500	January and June 2014	January 15, 2021	3.875% fixed	$24.56	40.7089	16,385	On or after January 22, 2019
	$602,500

Preferred stock
Description				Liquidation preference	Issuance date	Dividend rate	Shares outstanding	Redemption period
Series A 8.5% cumulative redeemable perpetual				$252,000	March 2012	8.50%	10,080	On or after March 27, 2017
Series B 7.5% cumulative redeemable perpetual				86,250	June 2014	7.50%	3,450	On or after June 19, 2019
Series C 7.125% cumulative redeemable perpetual				287,500	April 2015	7.125%	11,500	On or after April 13, 2020
				$625,750			25,030

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 17 |

IVa. CLIP—Summary Metrics

($ in thousands, except per share; as of or for the three months ended September 30, 2016)
Financial results related to the segment
Net Income attributable to common stockholders					$1,169
Net Income attributable to common stockholders per basic share					0.01
Core FFO					15,553
Core FFO per basic common share					0.12
FFO					14,051
FFO per basic common share					0.10

Portfolio overview
Number of buildings					336
Rentable square feet					36,430
% leased at end of period					95%
				Consolidated amount	CLNY OP share of consolidated amount
Undepreciated cost basis of real estate assets (1)				$2,126,176	$1,114,886
Debt (UPB)				1,227,740	643,780
Debt / undepreciated cost basis				58%	58%
Carrying value of CLIP operating platform				$20,000	$20,000

Recent acquisitions
Property / portfolio name	Acquisition date	Number of buildings	Rentable square feet	% leased	Purchase price
Q3 2016 acquisitions
Phoenix light industrial building	July-2016	1	60,000	100%	$4,250
Minneapolis light industrial portfolio	Aug-2016	4	899,061	100%	62,585
Dallas light industrial portfolio	Sep-2016	7	567,696	97%	61,525
Total		12	1,526,757	99%	$128,360

Q4 2016 acquisitions
Dallas light industrial portfolio	Oct-2016	3	230,018	88%	20,950
Orlando light industrial portfolio	Oct-2016	3	497,100	84%	47,900
Total		6	727,118	84%	$68,850

__________
(1) Includes all components related to the real estate assets, including tangible real estate and lease-related intangibles. Excludes accumulated depreciation.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 18 |

IVb. CLIP—Portfolio and Lease Overview

(As of or for the three months ended September 30, 2016)
Location Markets	Property type	Number of buildings	Rentable square feet (in thousands)	Annualized base rent (in thousands)	Percentage leased	Number of leases	Lease expiration	Year acquired
United States
Atlanta	Industrial	83	8,185	$34,285	96%	238	10/2016 to 4/2030	2014-2015
Austin	Industrial	4	236	1,512	94%	14	2/2017 to 8/2025	2014
Chicago	Industrial	34	3,972	16,923	93%	51	10/2016 to 12/2026	2014
Dallas	Industrial	65	6,710	28,239	96%	163	11/2016 to 1/2027	2014-2016
Denver	Industrial	8	1,128	5,003	98%	24	10/2016 to 3/2026	2014
Houston	Industrial	21	1,713	9,629	96%	53	10/2016 to 8/2026	2014
Kansas City	Industrial	9	1,664	5,983	98%	24	1/2017 to 11/2024	2014
Maryland	Industrial	5	431	2,030	94%	10	5/2017 to 12/2023	2015-2016
Minneapolis	Industrial	19	2,893	13,848	95%	64	1/2017 to 10/2025	2014-2016
New Jersey South / Philadelphia	Industrial	30	3,328	14,470	93%	68	10/2016 to 4/2027	2014-2015
Orlando	Industrial	7	1,224	5,786	97%	21	10/2016 to 6/2021	2014 / 2016
Phoenix	Industrial	18	1,705	8,979	93%	52	10/2016 to 8/2024	2014-2016
Salt Lake City	Industrial	16	1,269	5,400	93%	33	12/2016 to 11/2023	2014
St. Louis	Industrial	8	1,355	4,785	91%	17	11/2016 to 7/2024	2014
Tampa	Industrial	9	617	3,123	95%	34	10/2016 to 1/2024	2014
Total / Weighted average		336	36,430	$159,995	95%	866

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 19 |

Va. Single Family Residential Rentals—Summary Metrics

($ in thousands, except per share and unless otherwise noted; as of or for the three months ended September 30, 2016)
Financial results related to the segment
Net income attributable to common stockholders	$(385)
Net income attributable to common stockholders per basic share	0.00
Core FFO	7,758
Core FFO per basic common share	0.06
FFO	5,955
FFO per basic common share	0.04
Balance sheet
Equity method investments - Colony Starwood Homes	$320,963
Equity method investments - Colony American Finance	57,883
Ownership in SFR and CAF
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million
CLNY OP interest in SFR as of September 30, 2016	14.0%
CLNY OP interest in CAF as of September 30, 2016	17.4%

_____________
Note: Refer to SFR filing for additional information.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 20 |

VIa. Other Real Estate Equity—Summary Metrics

($ in thousands, except per share data; as of or for the three months ended September 30, 2016)
Financial results related to the segment
Net Income attributable to common stockholders		$11,229
Net Income attributable to common stockholders per basic share		0.10
Core FFO		21,326
Core FFO per basic share		0.16
FFO		17,878
FFO per basic share		0.13
Portfolio overview
Real estate assets (cost basis)	Consolidated amount	CLNY OP share of consolidated amount
NNN assets held for investment (1)(2)	$656,353	$655,432
Other real estate assets held for investment (1)(2)	914,595	287,669
Real estate assets held for sale (1)(2)	129,516	63,866
Total real estate assets (cost basis)	1,700,464	1,006,967
Investment-level non-recourse financing (UPB)
NNN investments held for investment	$425,990	$425,336
Other real estate assets held for investment	497,806	162,761
Other real estate assets held for sale	43,041	14,617
Total investment-level non-recourse financing (UPB)	966,837	602,714
Unconsolidated investments
Equity method investments	$224,347	$173,108
Other investments - Albertsons investment	99,736	49,862
Number of post-IPO shares in Albertsons pursuant to preliminary prospectus dated October 2, 2015	N/A	8.45 million
CLNY OP % ownership interest in post-IPO AB Acquisition LLC based on preliminary prospectus dated October 2, 2015	N/A	2.17%

_____________

(1)	Includes all components related to the asset, including tangible real estate and lease-related intangibles.

(2)	CLNY OP share of Q3 NOI was $10.5 million.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 21 |

VIb. Other Real Estate Equity—Portfolio Overview

($ in thousands; as of September 30, 2016)
Summary of real estate

				Consolidated				CLNY OP share of consolidated amount
Location	Property type	Number of buildings	Rentable square feet (thousands)	Real estate assets & intangibles, net (1)		Cost basis of real estate assets (1)(2)	Investment-level non-recourse debt (UPB)	Real estate assets & intangibles, net (1)	Cost basis of real estate assets (1)(2)	Investment-level non-recourse debt (UPB)	Percentage leased (end of period)	Number of leases	Lease expiration	Year acquired or foreclosed
NNN investments
Minnesota	Office	1	502	$108,668		$122,750	$87,163	$107,853	$121,829	$86,509	100%	1	9/2020	2013
France	Office	3	187	36,587		37,554	17,619	36,587	37,554	17,619	100%	1	11/2027	2015
Norway	Office	26	1,291	330,439	(4)	314,505	199,009	330,439	314,505	199,009	100%	1	6/2030	2015
Switzerland	Education	20	304	173,288		181,544	122,199	173,288	181,544	122,199	100%	2	1/2035	2015
Total NNN investments		50	2,284	648,982		656,353	425,990	648,167	655,432	425,336
Other real estate assets
Arizona	Office	1	458	41,354		45,698	14,061	20,677	22,849	7,032	60%	19	12/2016 to 6/2022	2013
Italy (3)	Mixed Use	77	570	134,025		138,518	88,376	37,528	38,785	24,745	34%	43	12/2016 to 5/2023	2014
Spain	Industrial	36	2,608	142,389		148,089	76,382	64,681	67,333	34,372	100%	36	10/2016 to12/2029	2014, 2016
United Kingdom & France	Office	38	1,114	141,371		152,736	84,039	49,173	54,683	42,019	62%	106	10/2016 to 11/2070	2014, 2015, 2016
United Kingdom	Mixed Use	65	3,335	413,981		429,554	234,948	100,545	104,019	54,593	90%	268	10/2016 to 3/2040	2015, 2016
Total other real estate assets		217	8,085	873,120		914,595	497,806	272,604	287,669	162,761

Total other real estate assets held for investment		267	10,369	1,522,102		1,570,948	923,796	920,771	943,101	588,097

Total other real estate assets held for sale		48	1,671	128,659		129,516	43,041	63,009	63,866	14,617
Total real estate assets		315	12,040	$1,650,761		$1,700,464	$966,837	$983,780	$1,006,967	$602,714

_____________

(1)	Includes all components related to the asset, including tangible real estate and lease-related intangibles.

(2)	Excludes accumulated depreciation.

(3)	Excludes one building with approximately 218,000 square feet that is subject to development.

(4)	The carrying value of real estate assets and intangibles, net includes $29.5 million of capitalized taxes, for which there is a corresponding and offsetting deferred tax liability.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 22 |

VIIa. Real Estate Debt—Summary Metrics

($ in thousands, except per share data; as of or for the three months ended September 30, 2016)
Financial results related to the segment
Net income attributable to common stockholders		$44,436
Net income attributable to common stockholders per basic share		0.40
Core FFO		57,394
Core FFO per basic common share		0.43
FFO		52,410
FFO per basic common share		0.39

Portfolio Overview
Non-PCI loans	Consolidated amount	CLNY OP share of consolidated amount
Loans receivables held for investment, net	$3,187,568	$2,248,689
Loans receivables held for sale, net	56,357	54,187
Non-recourse investment-level financing (UPB)	766,042	741,907
Equity method investments	266,508	123,453
PCI loans
Loans receivables held for investment, net	498,086	168,868
Non-recourse investment-level financing (UPB)	38,456	19,228
Equity method investments	4,091	4,091
Other
Carrying value of real estate (1)	83,669	28,883
Other investments	23,882	4,393
Subscription line (UPB)	108,478	21,533

___________
(1) Includes all components related to the asset, including tangible real estate and lease-related intangibles.

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 23 |

VIIb. Real Estate Debt—Portfolio by Loan Type

($ in thousands, as of or for the three months ended September 30, 2016)
Loans receivable held for investment by loan type

	Consolidated		CLNY OP share of consolidated amount
Non-PCI loans	Unpaid principal balance	Net carrying amount	Unpaid principal balance	Net carrying amount	Weighted average coupon	Weighted average maturity in years
Fixed rate
First mortgage loans	$685,063	$663,662	$323,503	$312,266	8.4%	4.2
Securitized mortgage loans	111,906	114,178	111,906	114,178	6.4%	15.9
Second mortgage loans / B-notes	266,809	276,278	152,222	156,933	9.8%	3.6
Mezzanine loans	423,193	420,289	223,168	222,874	11.7%	2.8
Total fixed rate non-PCI loans	1,486,971	1,474,407	810,799	806,251	9.3%	5.3

Variable rate
First mortgage loans	453,863	444,657	359,606	357,538	8.5%	1.0
Securitized mortgage loans	898,052	897,414	883,086	882,408	5.8%	2.9
Second mortgage loans / B-notes	28,829	28,421	14,414	14,210	9.5%	1.7
Mezzanine loans	348,035	347,242	192,912	192,436	11.0%	0.9
Total variable rate non-PCI loans	1,728,779	1,717,734	1,450,018	1,446,592	7.2%	2.2

Total non-PCI loans	3,215,750	3,192,141	2,260,817	2,252,843
Allowance for loan losses	—	(4,573)	—	(4,154)
Total non-PCI loans, net of allowance for loan losses	3,215,750	3,187,568	2,260,817	2,248,689

PCI loans
Mortgage loans	784,373	538,037	248,399	173,613
Securitized mortgage loans	8,199	6,868	8,199	6,869
Total PCI loans	792,572	544,905	256,598	180,482
Allowance for loan losses	—	(46,819)	—	(11,614)
Total PCI loans, net of allowance for loan losses	792,572	498,086	256,598	168,868

Total loans receivable, net of allowance for loan losses	$4,008,322	$3,685,654	$2,517,415	$2,417,557

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 24 |

VIIc. Real Estate Debt—Portfolio by Collateral Type

($ in thousands, as of or for the three months ended September 30, 2016)
Loans receivable held for investment by collateral type

	Consolidated		CLNY OP share of consolidated amount
	Unpaid principal balance	Net carrying amount	Unpaid principal balance	Net carrying amount	Weighted average coupon
Non-PCI Loans
Residential	$58,784	$58,471	$29,392	$29,236	12.8%
Multifamily	524,477	518,360	481,991	477,475	5.8%
Office	590,865	580,890	434,818	433,423	6.9%
Retail	752,626	752,508	538,509	538,525	8.2%
Hospitality	910,597	903,371	537,827	533,775	9.8%
Industrial	19,390	19,352	19,192	19,153	6.4%
Other commercial	188,838	187,917	134,001	133,752	7.9%
Land	170,173	166,699	85,087	83,350	11.2%
Total non-PCI loans, net of allowance for loan losses	3,215,750	3,187,568	2,260,817	2,248,689	8.0%

PCI Loans
Residential	48,509	27,181	16,597	10,670
Multifamily	141,053	99,159	55,584	41,142
Office	94,236	47,133	42,490	17,002
Retail	151,937	124,011	56,202	48,658
Hospitality	59,219	41,629	11,000	7,723
Industrial	87,337	68,813	32,250	26,353
Other commercial	108,375	59,152	21,847	11,171
Land	101,906	31,008	20,628	6,149
Total PCI loans, net of allowance for loan losses	792,572	498,086	256,598	168,868

Total loans receivable, net of allowance for loan losses	$4,008,322	$3,685,654	$2,517,415	$2,417,557

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 25 |

VIIIa. Investment Management—Summary Metrics

($ in thousands unless otherwise noted; as of or for three months ended September 30, 2016)

AUM	$18.1 billion
FEEUM	7.8 billion
Credit Funds	3.8 billion
Core Plus / Value-Add Funds	1.7 billion
Opportunity Funds	2.3 billion

Income:
Total income	$21,112
Expenses:
Transaction, investment and servicing expenses	1,511
Amortization	3,779
Compensation expense	8,111
Administrative expenses	1,005
Total expenses	14,406
Other gain, net	16
Income tax benefit	1,711
Net income attributable to common interests in OP and common stockholders	8,433
Add: Noncash equity compensation expense	1,013
Add: Unrealized gain on derivatives	—
Add: Amortization of investment management intangibles	3,779
Deduct: Deferred tax benefit effect on amortization and impairment of investment management intangibles	(1,436)
Core FFO	$11,789

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 26 |

IX. Definitions

a)
Assets Under Management ("AUM") refers to the assets for which the Company provides investment management services and includes assets for which it may or may not charge management fees and/or performance allocations. AUM is presented as of September 30, 2016 and equals the sum of: a) the gross fair value of investments held directly by the Company or managed by the Company on behalf of its private funds, co-investments, or other investment vehicles; b) leverage, inclusive of debt held by investments and deferred purchases prices; c) uncalled limited partner capital commitments which the Company is entitled to call from investors during the given commitment period at its discretion pursuant to the terms of their respective funds; and d) with respect to majority-owned and substantially controlled investments the Company consolidates gross assets attributable to third-party investors. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

b)	Colony Capital, Inc. ("CLNY")

c)	Colony Light Industrial Platform ("CLIP")

d)	Colony Starwood Homes ("SFR")

e)	Colony American Finance ("CAF")

f)
Fee-Earning Equity Under Management ("FEEUM") refers to the equity for which the Company provides investment management services and from which it derives management fees and/or performance allocations. FEEUM is presented as of September 30, 2016. FEEUM includes $0.6 billion of uncalled limited partner capital commitments which will not bear fees until such capital is called at the Company’s discretion. Additionally, $0.3 billion pertains to FEEUM of our equity-method investment in a German-based asset management platform. The Company's calculations of FEEUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

g)	Net Operating Income ("NOI") is property operating income less property operating expenses adjusted for non-cash items, including straight line rents and above/below market lease amortization.

h)
Operating Company ("OP") refers to Colony Capital Operating Company, LLC, an operating subsidiary of the Company. The Company is structured as an umbrella partnership real estate investment trust, or UPREIT, in which its wholly-controlled subsidiary, Colony Capital Operating Company, LLC (the “OP”), directly or indirectly holds substantially all of the Company’s assets and directly or indirectly conducts substantially all of the Company’s business.

i)
Purchased Credit-Impaired ("PCI") loans are loans that were acquired at a discount with evidence of underlying credit deterioration and for which it is probable that all contractually required payments will not be collected.

j)	Unpaid Principal Balance ("UPB")

Colony Capital, Inc. Third Quarter 2016 Supplemental Financial Report	| 27 |